UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): May 7, 2026

Amphastar Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36509	33-0702205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11570 6th Street
Rancho Cucamonga, California	91730
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (909) 980-9484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

T
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	AMPH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.02. Results of Operations and Financial Condition.

On May 7, 2026, Amphastar Pharmaceuticals, Inc. issued a press release announcing its financial results for the three months ended March 31, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press release, dated May 7, 2026, issued by Amphastar Pharmaceuticals, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2026	Amphastar Pharmaceuticals, Inc.

	By:	/s/ WILLIAM J. PETERS
William J. Peters
Chief Financial Officer, Executive Vice President and Treasurer